Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets and Goodwill
Intangible Assets and Goodwill
As at December 31, 2017 and 2016, intangible assets consisted of acquired time-charter contracts with a weighted-average amortization period of 20.7 years from the date of acquisition. The carrying amount of intangible assets for the Partnership’s liquefied gas segment is as follows:

	December 31 2017 $	December 31 2016 $
Gross carrying amount	179,813	179,813
Accumulated amortization	(118,735)	(109,879)
Net carrying amount	61,078	69,934

Amortization expense associated with intangible assets was $8.9 million per year for each of the years ended December 31, 2017, 2016 and 2015. Amortization expense associated with intangible assets is expected to be approximately $8.9 million per year in each of the next five years.

The carrying amount of goodwill as at each of December 31, 2017 and 2016 for the Partnership’s liquefied gas segment was $35.6 million. In 2017 and 2016, the Partnership conducted its annual goodwill impairment review of its liquefied gas segment and concluded that no impairment had occurred.